Filed under Rule 497(e)

Registration No.811-7238

SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus dated May 1, 2013

The following change is effective December 31, 2013:

SunAmerica Dynamic Allocation Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section and under the section titled “Portfolio Manager,” with respect to SunAmerica Asset Management Corp., the portfolio management disclosure is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Kara Murphy	2013	Lead Portfolio Manager
Timothy Pettee	2013	Co-Portfolio Manager
Timothy Campion	2013	Co-Portfolio Manager

In addition, under the Management section, under Information about the Investment Adviser’s Management of Certain Portfolios, the disclosure is deleted in its entirety and replaced with the following:

The SunAmerica Dynamic Allocation Portfolio is managed by a team consisting of Kara Murphy, Timothy Pettee and Timothy Campion, with Ms. Murphy serving as team leader. Ms. Murphy is the Chief Investment Officer of SAAMCo. Previously, Ms. Murphy was the Director of Research and a senior research analyst covering the financial sector. Before joining SAAMCo, Ms. Murphy held research positions at Chilton Investment Company and Morgan Stanley Investment Management. Her investment experience dates from 2000. Mr. Pettee, Chief Investment Strategist joined SAAMCo in 2003. Mr. Campion is a Vice President, Portfolio Manager and Quantitative Analyst at SAAMCo. He is responsible for the management and trading of a wide variety of domestic equity index funds. Mr. Campion joined SAAMCo in 2012. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999.

Please retain this supplement for future reference.

Date:     December 30, 2013

Versions: Class 3 Version D